Fees Summary	Sep. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,850,000.00
Previously Paid Amount	3,544.43
Total Fee Amount	2,303.99
Total Offset Amount	0.00
Net Fee	$ 0.00